Accounts Receivable, Net - Movement of the allowance for doubtful accounts (Details) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Movement of the allowance for credit losses
Balance as of January 1,	¥ 85,450	¥ 106,667	¥ 312,236
Additional provision for/(reversal of) allowance for expected credit losses, net of recoveries	(6,755)	(4,747)	14,682
Write-off	(8,313)	(16,470)	(220,251)
Balance as of December 31,	¥ 70,382	¥ 85,450	¥ 106,667